Exhibit 99.2

[***] AND AFFILIATES dba [***]

Financial Statement

INCOME STATEMENT	Month Ending		Year Ending
	Dec. 31, 2021		Dec. 31, 2021

Revenue	3,179,168	100%	$39,084,847	100%
COGS	$2,550,743	80%	$18,570,740	48%
Gross Margin	$628,425	20%	$20,514,107	52%

SGA	-		-
Operating Expenses	$3,040,355	96%	$20,029,491	51%
Operating Income	$(2,411,930)	-76%	$484,616	1%
Other Income (Expense)	$(783,257)	-25%	$(7,682,316)	-20%
Net Income	$(3,195,187)	-101%	$(7,197,700)	-18%

Less ITDA expense addback:
Interest expense	$569,932	18%	$5,629,751	14%
Taxes	$56,453	2%	$349,579	1%
Depreciation and amortization	$118,457	4%	$710,894	2%
EBITDA	$(2,450,345)	-77%	$(507,476)	-1%

Less nonreoccuring operational expense addback:
Legal expenses	$151,480	5%	$1,484,061	4%
Professional fees	$573,876	18%	$3,035,373	8%
Unit based compensation		0%		0%
Repairs and maintenance	$49,522	2%	$199,294	1%
Construction costs		0%		0%
Subcontractor fees	$58,226	2%	$2,096,607	5%
Acquisition Fees	$47,900	2%	$124,119	0%
75% Royalty Fees	$165,000	5%	$1,575,000	4%
ADJUSTED EBITDA	$(1,404,341)	-44%	$8,006,978	20%

	$-		$-

[***] AND AFFILIATES dba [***]

Financial Statement

BALANCE SHEET
ASSETS
CURRENT ASSETS
Cash	$14,193,277
Accounts Receivable
Trade	$2,622,229
Allowance for Doubtful Accounts	$(108,179)
Inventory	$4,612,056
Prepaid expenses	$3,226,280
Other Current Assets	$3,821,382
TOTAL CURRENT ASSETS	$28,367,045
REAL ESTATE AND EQUIPMENT
Commercial rental property	$37,903,513
Commercial rental equipment	$1,877,378
Residental rental property	$472,938
Property	$1,673,934
Construction in Process	$15,032,210
Furniture, fixtures and equipment	$662,361
Land and land improvements	$946,448
Accumulated depreciation	$(1,754,728)
Loan Fees for amortization	$1,169,604
TOTAL REAL ESTATE AND EQUIPMENT	$57,983,658

INTANGIBLES	$9,131,697

OTHER ASSETS	0
Advance to CCMRB	0
Convertible promissory note - [***] (on demand, term 1/2024)	0
Convertible promissory note - [***] (demand, $20mm, term 1/2024)	0
Note Receivable ([***]) - [***]	0
Note Receivable ([***]) - [***]	0
Note Receivable ([***]) - [***]	0
Investment in [***]	0
Equity in earnings of sub	0
Investment in [***]	0
Advance to [***]	0
Convertible promissory note - [***] (on demand, term 1/2024)	0
Convertible promissory note - [***] (demand, $20mm, term 1/2024)	0
Deposits	0
Other	0
TOTAL OTHER ASSETS	0
TOTAL ASSETS	$95,482,400

LIABILITIES AND PARTNERS’ EQUITY
CURRENT LIABILITIES
Accounts payable
Trade	$3,040,836
Other	0
Intercompany [***]/[***]	$-
Credit cards	$-
Accrued payroll and related taxes	$547,300
Accrued Expenses	$1,068,358
Accrued royalty	$817,892
Other accrued payment plans	$-
Accrued expense	0
Sales tax payable	$106,326
Other current liabilities	$1,016,480
Current portion of convertible notes payable - GGP	0
Current portion of convertible notes payable - [Lender B]	0
Current portion of convertible notes payable - [Lender A]	0
Current portion of note payable - [***]	0
Current portion of convertible notes payable - related party	0
Current-term debt	0
Current portion of accrued interest:	0
[Lender C]	0
Investor	0
[Lender A]	0
[Lender B]	0
TOTAL CURRENT LIABILITIES	$6,597,192

Convertible promissory note - [***] (on demand, term 1/2024)	0
Convertible promissory note - [***] (demand, $20mm, term 1/2024)	0
Convertible notes payable - GGP	0
Less current portion of convertible notes payable - GGP	0
Note payable - CA	$21,700,000
Intercompany - Marshall	0
Convertible note payable - [Lender A]	0
Less current portion of convertible note payable - [Lender A]	0
Debt issuance costs	$-
[***] Land Contract	0
Due to CS	0
[***] - ongoing convertible note - [***]	0
Mortgage - Residental Rental	$406,027
Note Payable - [***]	$601,220
Note Payable - [Lender B]	$1,432,871
Less current portion of notes payable - [Lender B]	0
Accrued Investor interest	$2,373,957
Accrued interest	0
Less current portion of accrued interest	0
Accrued investor coupon	0
Warrant liabilities	$3,571,479
Escrow deposits	$-
TOTAL NONCURRENT LIABILITIES	$30,085,554
TOTAL LIABILITIES	$36,682,746

PARTNERS’ EQUITY (DEFICIT)	$58,799,654

TOTAL LIABILITIES and PARTNER’S EQUITY	$95,482,400

[***] AND AFFILIATES dba [***]

Financial Statement

STATEMENT OF CASH FLOWS	Month Ending
CASH FLOWS FROM OPERATING ACTIVITIES	Dec. 31, 2021
Net income (loss)	$(3,195,187)
Adjustments to reconcile net income (loss) to net cash used
in operating activities:
Non-cash adjustments:
Cumulative R/E Adjustment	-
Depreciation	$-
Amortization	-
Change in debt issuance costs	-
Change in intangibles	$500,000
Increase (Decrease) in prepaid expenses	$249,061
Decrease (Increase) in accounts receivable	$(1,052,940)
Increase in interest receivable	-
Increase in inventory	$123,066
(Increase) decrease in deposits	-
Increase (decrease) in accounts payable and accrued liabilities	$1,250,040
Decrease (increase) in warrant liabilities	-
Increase in escrowed funds	$-
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$(2,125,960)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for intangible assets	-
Purchase of real estate and equipment	$(4,148,054)
Increase in advance to affiliate	-
Distributions	-
Capital contributions	-
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	$(4,148,054)

CASH FLOWS FROM FINANCING ACTIVITIES
Net (borrowings) proceeds on current-term debt	-
Net (borrowings) payments from notes payable	-
Payments on long term debt	$(193,685)
Borrowings from related party	-
Payments on convertible notes payable	-
Equity investment from investors	$-
Payments for debt issuance costs	-
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	$(193,685)
NET INCREASE (DECREASE) IN CASH	$(6,467,699)

CASH
Beginning of period	$24,986,044
End of period	$14,193,277
Change in Cash	$(10,792,767)

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